Other current assets	12 Months Ended
Dec. 31, 2021
Subclassifications of assets, liabilities and equities [abstract]
Other current assets	Other current assets

(in KUSD)	December 31, 2021	December 31, 2020
VAT receivable, net	364	453
Withholding tax receivable	23	991
Prepaid insurance	3,416	2,852
Prepaid compensation	1,489	1,488
Prepaid expenses	2,457	1,791
Prepaid and other CMC, research and clinical expenses	7,988	2,024
UK R&D expenditure credit receivable	455	1,246
Other	1,106	410
	17,298	11,255
The increase of USD 6.0 million in other current assets is primarily due to an increase in prepaid and other expenses associated with CMC, research and clinical trial activities. For further information regarding the UK R&D Credit Scheme, please refer to note 9, “Non-operating income (expense)”.
The maturity of other current assets is less than one year. The Company considers the counterparty risk as low. The Company believes the carrying amount of the aforementioned receivables is considered to approximate their fair value.